                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                                SALOMON BROTHERS
                         MUNICIPAL PARTNERS FUND II INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

    (2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

         -----------------------------------------------------------------------

    (4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

    (5)  Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

         -----------------------------------------------------------------------

    (2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

    (3)  Filing Party:

         -----------------------------------------------------------------------

    (4)  Date Filed:

         -----------------------------------------------------------------------

                               SALOMON BROTHERS
                        MUNICIPAL PARTNERS FUND II INC.
                  125 BROAD STREET, NEW YORK, NEW YORK 10004


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                             September 10, 2003



To the Stockholders:

     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers Municipal Partners Fund II Inc. (the "Fund") will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York, on Thursday, October 9, 2003, at 3:30 p.m., New York time, for the purposes of considering and voting upon the following:

       1. The election of Directors (Proposal 1); and

       2. Any other business that may properly come before the Meeting.

     The close of business on August 25, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.


                                      By Order of the Board of Directors,


                                      Christina T. Sydor
                                      Secretary


--------------------------------------------------------------------------------

      TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                            REGISTRATION                                         VALID SIGNATURE
                            ------------                                         ---------------
   CORPORATE ACCOUNTS
   ------------------
   (1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
   (2) ABC Corp. ...................................................   John Doe, Treasurer
   (3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
   (4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

   TRUST ACCOUNTS
   --------------
   (1) ABC Trust ...................................................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   ----------------------------
   (1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
   (2) John B. Smith ...............................................   John B. Smith, Jr., Executor

                               SALOMON BROTHERS
                        MUNICIPAL PARTNERS FUND II INC.

                  125 BROAD STREET, NEW YORK, NEW YORK 10004

                               ----------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers Municipal Partners Fund II Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York, on October 9, 2003 at 3:30 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about September 10, 2003. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of a Director. The close of business on August 25, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. For purposes of the Meeting, each holder of the Fund's preferred stock is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On August 25, 2003, there were 6,007,094 shares of the Fund's common stock outstanding and 900 shares of the Fund's preferred stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's capital stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser and administrator. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.


                              SUMMARY OF PROPOSAL


PROPOSAL                                CLASS OF STOCKHOLDERS SOLICITED
--------                                -------------------------------
1. Election of a Class III Director     Holders of Preferred Stock and Common Stock
   Daniel Cronin

   Election of a Class II Director
   Carol L. Colman                      Holders of Preferred Stock and Common Stock

   Election of Class I Directors
   Leslie H.Gelb                        Holders of Preferred Stock and Common Stock
   William R. Hutchinson                Holders of Preferred Stock and Common Stock
   Dr. Riordan Roett                    Holders of Preferred Stock

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, the holders of the Fund's preferred stock and common stock voting together as a single class will be asked to elect one Class III Director, one Class II Director and two Class I Directors to hold office until the year 2004 Annual Meeting of Stockholders, the year 2005 Annual Meeting of Stockholders and the year 2006 Annual Meeting of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The holders of the Fund's preferred stock will be asked to elect one Class I Director to hold office until the year 2006 Annual Meeting of Stockholders or thereafter when his respective successor is duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the form of proxy accompanying the proxy statement intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Two of the nominees for election, Ms. Colman and Mr. Cronin, are currently members of the Fund's Board of Directors but have not been previously elected as Directors by the Fund's stockholders. Mr. Hutchinson has been nominated by the Board of Directors to be elected at the Meeting to serve as a Class I Director. Dr. Roett is currently serving as a Class III Director. In accordance with the Fund's Charter, which provides that the holders of the Fund's preferred stock are entitled to elect one Class I Director and one Class II Director, Dr. Roett is moving from Class III to Class
I. Each nominee has indicated that he or she will serve if elected, but if he or she should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning the nominees for election as Directors of the Fund:


                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                            ADVISED BY
                                                                                             SBAM AND
                                                                         PRINCIPAL          OVERSEEN BY
                                    POSITION(S)                        OCCUPATION(S)         DIRECTOR           OTHER
         NAME, ADDRESS               HELD WITH       LENGTH OF          DURING PAST         (INCLUDING      DIRECTORSHIPS
            AND AGE*                   FUND         TIME SERVED           5 YEARS            THE FUND)     HELD BY NOMINEE
-------------------------------   --------------   -------------   ---------------------   ------------   ----------------
CLASS III DIRECTOR
NON-INTERESTED DIRECTOR NOMINEE
Daniel Cronin                      Director and    Since 2003      Associate General            30        None
 Pfizer Inc.                        Member of                      Counsel, Pfizer Inc.
 235 East 42nd Street               the Audit
 New York, NY 10017                 Committee
 Age: 57

CLASS II DIRECTOR
NON-INTERESTED DIRECTOR NOMINEE
Carol L. Colman                    Director and     Since 2003     President, Colman            33        None
 Colman Consulting                  Member of                      Consulting Co., Inc.
 Co., Inc.                          the Audit
 278 Hawley Road                    Committee
 North Salem, NY 10560
 Age: 57



----------
* It is the practice of the Fund that upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during such time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors together with reasonable out-of-pocket expenses for each meeting attended.

                                                                                     NUMBER OF
                                                                                    PORTFOLIOS
                                                                                    ADVISED BY
                                                                                     SBAM AND
                                                                   PRINCIPAL        OVERSEEN BY
                                  POSITION(S)                    OCCUPATION(S)       DIRECTOR            OTHER
         NAME, ADDRESS             HELD WITH     LENGTH OF        DURING PAST       (INCLUDING       DIRECTORSHIPS
            AND AGE                  FUND       TIME SERVED         5 YEARS          THE FUND)      HELD BY NOMINEE
------------------------------- -------------- ------------- --------------------- ------------ ----------------------
CLASS I DIRECTORS
NON-INTERESTED DIRECTOR NOMINEES
Leslie H. Gelb                   Director and   Since 2000   President Emeritus         33      Britannica.com,
 The Council on                   Member of                  and Senior Board                   Director of two
 Foreign Relations                the Audit                  Fellow, The                        registered investment
 58 East 68th Street              Committee                  Council on Foreign                 companies advised by
 New York, NY 10021                                          Relations; formerly                Advantage Advisers,
 Age: 65                                                     Columnist, Deputy                  Inc., ("Advantage").
                                                             Editorial
                                                             Page Editor and
                                                             Editor, Op-Ed
                                                             Page, The New
                                                             York Times.

William R. Hutchinson                 N/A          N/A       President, WR              40      Director,
 535 N. Michigan                                             Hutchinson &                       Associated Bank;
 Suite 1012                                                  Associates, Inc.                   Director,
 Chicago, IL 60611                                           (Consultant); Group                Associated
 Age: 60                                                     Vice President,                    Banc-Corp.
                                                             Mergers &
                                                             Acquisitions, BP
                                                             Amoco p.l.c.

Dr. Riordan Roett                Director and     Since      Professor and              30      The Latin America
 The Johns Hopkins University     Member of        1997      Director, Latin                    Equity Fund, Inc.
 1740 Massachusetts Ave. NW       the Audit                  American Studies
 Washington, DC 20036             Committee                  Program, Paul H.
 Age: 64                                                     Nitze School of
                                                             Advanced
                                                             International
                                                             Studies, The Johns
                                                             Hopkins University.

     The following table provides information concerning the remaining Directors of the Fund:


                                                                                            NUMBER OF
                                                                                            PORTFOLIOS
                                                                                            ADVISED BY
                                                                                             SBAM AND
                                                                     PRINCIPAL             OVERSEEN BY        OTHER
                               POSITION(S)                         OCCUPATION(S)             NOMINEE      DIRECTORSHIPS
        NAME, ADDRESS           HELD WITH     LENGTH OF             DURING PAST             (INCLUDING       HELD BY
           AND AGE                FUND       TIME SERVED              5 YEARS               THE FUND)        NOMINEE
---------------------------- -------------- ------------- ------------------------------- ------------- ----------------
CLASS II DIRECTOR
INTERESTED DIRECTOR
R. Jay Gerken**              Director and      Since      Managing Director, Citigroup        219       None
 Salomon Smith Barney Inc.   Co-Chairman        2002      Global Markets Inc. ("CGM");
 125 Broad Street                                         formerly, portfolio manager,
 New York, NY 10004                                       Smith Barney Growth and
 Age: 52                                                  Income Fund (1994-2000) and
                                                          Smith Barney Allocation Series
                                                          Inc. (1996-2001).

CLASS III DIRECTOR
NON-INTERESTED DIRECTOR
Jeswald W. Salacuse          Director and      Since      Henry J. Braker Professor of         30       Director of two
 Tufts University            Member of          2000      Commercial Law and formerly                   registered
 The Fletcher School         the Audit                    Dean, The Fletcher School of                  investment
 of Law & Diplomacy          Committee                    Law & Diplomacy, Tufts                        companies
 Packard Avenue                                           University.                                   advised by
 Medford, MA 02155                                                                                      Advantage.
 Age: 65

     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2002:


                                      DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS
     NAME OF DIRECTOR/NOMINEE         SECURITIES IN THE FUND         OVERSEEN BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
----------------------------------   ------------------------   ---------------------------------------------------------
NON-INTERESTED DIRECTORS/NOMINEES
Carol L. Colman                               None                                   Over $100,000
Daniel P. Cronin                              None                                 $10,000 - $50,000
Leslie H. Gelb                                None                                    $1 - $10,000
William R. Hutchinson                         None                                    $1 - $10,000
Dr. Riordan Roett                             None                                        None
Jeswald W. Salacuse                       $1 - $10,000                              $10,001 - $50,000

INTERESTED DIRECTORS/NOMINEES
R. Jay Gerken                             $1 - $10,000                                over $100,000



----------
** Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is a Managing Director of CGM, an affiliate of SBAM, the Fund's investment adviser.

     No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of May 1, 2003.


RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee which meets periodically during the year and whose responsibilities are described below.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to and monitor the Fund's management to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

     The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, the executive officers of the Fund are:


                                           POSITION(S)
                                            HELD WITH             LENGTH OF             PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS AND AGE                   FUND               TIME SERVED              DURING PAST 5 YEARS
--------------------------------   --------------------------   -------------   ---------------------------------------
Peter J. Wilby                     President                     Since 2002     Managing Director of CGM and SBAM
 Citigroup Global Markets Inc.                                                  since January 1996
 399 Park Avenue
 New York, NY 10022
 Age: 44

Lewis E. Daidone                   Chief Administrative          Since 2002     Managing Director of CGM; Chief
 Citigroup Global Markets Inc.     Officer                                      Financial Officer of the Smith Barney
 125 Broad Street, 11th Floor                                                   Mutual Funds; Director and Senior Vice
 New York NY 10004                 Executive Vice                1998-2002      President of SBFM and TIA.
 Age: 45                           President and Treasurer

Robert E. Amodeo                   Executive Vice President      Since 1999     Managing Director of SBAM and CGM
 Citigroup Global Markets Inc.                                                  since December 2001; Director of CGM
 388 Greenwich Street                                                           and SBAM since December 1998; Vice
 New York, NY 10013                                                             President of CGM and SBAM from
 Age: 38                                                                        January 1996 to December 1998.

                                    POSITION(S)
                                     HELD WITH      LENGTH OF             PRINCIPAL OCCUPATION(S)
      NAME, ADDRESS AND AGE            FUND        TIME SERVED              DURING PAST 5 YEARS
--------------------------------   ------------   -------------   ---------------------------------------
Frances M. Guggino                 Controller      Since 2002     Vice President, Citigroup Asset
 Citigroup Global Markets Inc.                                    Management.
 125 Broad Street, 10th Floor
 New York, NY 10004
 Age: 45

Christina T. Sydor                 Secretary       Since 1998     Managing Director of CGM; General
 Citigroup Global Markets Inc.                                    Counsel and Secretary of SBFM and TIA.
 300 First Stamford Place
 Stamford, CT 06902
 Age: 52

     The Fund's Audit Committee is composed of all of the Directors who are not "interested persons" of the Fund, SBAM or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The principal functions of the Audit Committee are:
(i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to approve all audit and permitted non-audit services proposed to be performed by the independent auditors on behalf of the Fund and certain affiliates; (iii) to review with the independent auditors the scope and anticipated cost of their audit; and (iv) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met twice during the fiscal year ended June 30, 2003. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000. The Directors constituting the Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of all of the "non-interested" Directors of the Fund. The Nominating Committee met once during the fiscal year ended June 30, 2003. The Nominating Committee selects and nominates new non-interested directors. The Nominating Committee will accept nominations for the office of Director made by shareholders in a written request addressed to the Secretary of the Fund which includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has a Valuation Committee composed of the Chairman and at least one non-interested Director. The Valuation Committee is charged with determining fair value prices for securities when required. The Valuation Committee met once during the fiscal year ended June 30, 2003. The Fund does not have a Compensation Committee.

     During the fiscal year ended June 30, 2003, the Board of Directors held four regular meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and any committee on which he or she served.


                         REPORT OF THE AUDIT COMMITTEE

     In connection with a meeting of the Audit Committee on August 28, 2003, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended June 30, 2003.

                              ADDITIONAL MATTERS

     A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid from the Fund to each Director during the fiscal year ended June 30, 2003 and the total compensation paid to each Director during the calendar year ended December 31, 2002. Each of the Directors listed below is a member of the Fund's Audit Committee and other committees of certain other investment companies advised by SBAM and its affiliates, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended June 30, 2003 by the Fund to Mr. Gerken, who is an "interested person" as defined in the 1940 Act.


                                                                               TOTAL COMPENSATION FROM THE FUND AND OTHER
                                 AGGREGATE COMPENSATION FROM THE FUND FOR     FUNDS ADVISED BY SBAM AND ITS AFFILIATES FOR
      NAME OF DIRECTORS                THE FISCAL YEAR ENDED 6/30/03                THE CALENDAR YEAR ENDED 12/31/02
      -----------------         ------------------------------------------   ----------------------------------------------
Carol L. Colman .............                     $ 2,650                                       $63,400
Daniel Cronin ...............                     $ 2,650                                       $90,950
Leslie H. Gelb ..............                     $ 9,750                                       $81,700
Dr. Riordan Roett ...........                     $10,450                                       $93,400
Jeswald W. Salacuse .........                     $10,450                                       $90,300

     During the Fund's last fiscal year, total compensation paid by the Fund to a Director emeritus totaled $5,225.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     At August 25, 2003, one officer of the Fund, Peter J. Wilby, owned beneficially 277,481 common shares, equal to approximately 4.62% of the outstanding common shares of the Fund's capital stock, through accounts held by himself as an individual and jointly with members of his family. Mr. Wilby owned no preferred shares of the Fund's capital stock. All other Directors and officers of the Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of each class of the Fund's capital stock at that date. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of capital stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 5,597,215 common shares, equal to approximately 93.18% of the outstanding common shares of the Fund's capital stock, and 900 preferred shares, equal to 100% of the outstanding preferred shares of the Fund's capital stock.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's capital stock, SBAM, and its respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based solely on its review of the copies of such filings received by it and certain other information received by it, the Fund believes that, for the fiscal year ended June 30, 2003, all filing requirements applicable to such persons were complied with except that a timely filing was not made for Evan Merberg on Form 3. However, during the Fund's fiscal year ended June 30, 2003, no purchases and sales were made by Mr. Merberg, and he has subsequently filed a Form 3.


REQUIRED VOTE

     The election of Ms. Colman and Messrs. Cronin, Gelb and Hutchinson as Directors requires a plurality of the votes cast by the holders of shares of Common Stock and Preferred Stock, voting together as a single class, present or represented by proxy at the Meeting at which a quorum is present. The election of Dr. Roett requires a plurality of the votes cast by the holders of shares of Preferred Stock of the Fund present or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended June 30, 2003 were $40,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM, and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended June 30, 2003.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended June 30, 2003 were $34,000. The Fund's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.


                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2004 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than May 13, 2004. Any stockholder who desires to submit a proposal at the Fund's 2004 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers Municipal Partners Fund II Inc., 125 Broad Street, New York, New York 10004) during the period from July 11, 2004 to August 11, 2004. However, if the Fund's 2004 Annual Meeting of Stockholders is held earlier than September 9, 2004 or later than December 8, 2004, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2004 Annual Meeting to the later of 60 days prior to the date of the 2004 Annual Meeting or 10 days following the public announcement of the date of the 2004 Annual Meeting.


                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended June 30, 2003 is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

September 10, 2003

PREFERRED STOCK                                                  PREFERRED STOCK

                SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 9, 2003


The undersigned hereby appoints R. Jay Gerken, Christina T. Sydor and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of Salomon Brothers Municipal Partners Fund II Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Thursday, October 9, 2003, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE FOR DIRECTOR.

Please refer to the Proxy Statement for a discussion of the Proposal.


-------------                                                      -------------
 SEE REVERSE               CONTINUED ON REVERSE SIDE                SEE REVERSE
     SIDE                                                               SIDE
-------------                                                      -------------




PREFERRED STOCK                                                  PREFERRED STOCK

                SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 9, 2003


The undersigned hereby appoints R. Jay Gerken, Christina T. Sydor and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of Salomon Brothers Municipal Partners Fund II Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Thursday, October 9, 2003, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE FOR DIRECTOR.

Please refer to the Proxy Statement for a discussion of the Proposal.


-------------                                                      -------------
 SEE REVERSE               CONTINUED ON REVERSE SIDE                SEE REVERSE
     SIDE                                                               SIDE
-------------                                                      -------------

                                                                    |
-----  PLEASE MARK                                                  |     3547
  X    VOTES AS IN                                                  |
-----  THIS EXAMPLE.                                                |----


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1.  Election of Directors:
    NOMINEES: (01) Carol L. Colman, (02) Daniel Cronin, (03) Leslie H. Gelb,
              (04) William R. Hutchinson and (05) Riordan Roett

                         FOR    [ ]               [ ] WITHHELD
                         ALL                          FROM ALL
                      NOMINEES                        NOMINEES

              [ ]
                  -----------------------------------------------
                  For all nominees except as noted above


2.  Any other business that may properly come before the Meeting.


3.  I will be attending the Meeting.                                    [ ]


PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID
ENVELOPE.

NOTE: Please sign this proxy exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:                                         Date:
           --------------------------------------        -------------------

IF JOINTLY HELD
     SIGNATURE:                                    Date:
                ---------------------------------        -------------------



                                                                    |
-----  PLEASE MARK                                                  |     3547
  X    VOTES AS IN                                                  |
-----  THIS EXAMPLE.                                                |----


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1.  Election of Directors:
    NOMINEES: (01) Carol L. Colman, (02) Daniel Cronin, (03) Leslie H. Gelb,
              (04) William R. Hutchinson and (05) Riordan Roett

                         FOR    [ ]               [ ] WITHHELD
                         ALL                          FROM ALL
                      NOMINEES                        NOMINEES

              [ ]
                  -----------------------------------------------
                  For all nominees except as noted above


2.  Any other business that may properly come before the Meeting.


3.  I will be attending the Meeting.                                    [ ]


PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID
ENVELOPE.

NOTE: Please sign this proxy exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:                                         Date:
           --------------------------------------        -------------------

IF JOINTLY HELD
     SIGNATURE:                                    Date:
                ---------------------------------        -------------------

COMMON STOCK                                                       COMMON STOCK

                SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 9, 2003


The undersigned hereby appoints R. Jay Gerken, Christina T. Sydor and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Salomon Brothers Municipal Partners Fund II Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Thursday, October 9, 2003, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE FOR DIRECTOR.

Please refer to the Proxy Statement for a discussion of the Proposal.


-------------                                                      -------------
 SEE REVERSE               CONTINUED ON REVERSE SIDE                SEE REVERSE
     SIDE                                                               SIDE
-------------                                                      -------------




COMMON STOCK                                                       COMMON STOCK

                SALOMON BROTHERS MUNICIPAL PARTNERS FUND II INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 9, 2003


The undersigned hereby appoints R. Jay Gerken, Christina T. Sydor and Robert M. Nelson, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Salomon Brothers Municipal Partners Fund II Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York, New York on Thursday, October 9, 2003, at 3:30 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE FOR DIRECTOR.

Please refer to the Proxy Statement for a discussion of the Proposal.


-------------                                                      -------------
 SEE REVERSE               CONTINUED ON REVERSE SIDE                SEE REVERSE
     SIDE                                                               SIDE
-------------                                                      -------------

                                                                    |
-----  PLEASE MARK                                                  |     3547
  X    VOTES AS IN                                                  |
-----  THIS EXAMPLE.                                                |----


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1.  Election of Directors:
    NOMINEES: (01) Carol L. Colman, (02) Daniel Cronin,
              (03) Leslie H. Gelb and (04) William R. Hutchinson

                         FOR    [ ]               [ ] WITHHELD
                         ALL                          FROM ALL
                      NOMINEES                        NOMINEES

              [ ]
                  -----------------------------------------------
                  For all nominees except as noted above


2.  Any other business that may properly come before the Meeting.


3.  I will be attending the Meeting.                                    [ ]


PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID
ENVELOPE.

NOTE: Please sign this proxy exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:                                         Date:
           --------------------------------------        -------------------

IF JOINTLY HELD
     SIGNATURE:                                    Date:
                ---------------------------------        -------------------



-----  PLEASE MARK                                                  |     3547
  X    VOTES AS IN                                                  |
-----  THIS EXAMPLE.                                                |----


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1.  Election of Directors:
    NOMINEES: (01) Carol L. Colman, (02) Daniel Cronin,
              (03) Leslie H. Gelb and (04) William R. Hutchinson

                         FOR    [ ]               [ ] WITHHELD
                         ALL                          FROM ALL
                      NOMINEES                        NOMINEES

              [ ]
                  -----------------------------------------------
                  For all nominees except as noted above


2.  Any other business that may properly come before the Meeting.


3.  I will be attending the Meeting.                                    [ ]


PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL IN ACCOMPANYING POSTPAID
ENVELOPE.

NOTE: Please sign this proxy exactly as your name appears on this proxy. If joint owners, EITHER may sign this proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature:                                         Date:
           --------------------------------------        -------------------

IF JOINTLY HELD
     SIGNATURE:                                    Date:
                ---------------------------------        -------------------